Exhibit 10.7

Signature Business Order Form Tai Wan Order number ˖ CDIN202410 - 001 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: Sharan Account Manager: XXXX _ Email: RM4, 16/F, HO KING COMM CTR, 2 - 16 FAYUEN ST MONGKOK KOWLOON, HONG KONG Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 600.00 300.00 2 Rent Equipment ˄ DELL CPU E5 - 2630V3 8 cores 16county seats Internal memory 16GSSD 1.8inch 200G ) 1 12 months 2,400.00 8.00 300 Tai Wan IP - T 2 12 months 750.00 5.00 150 IP 3 3,750.00 Total(USD): 4.Please remit to XXXX account: Beneficiary Name:Cloud Data Network Limited Bank Name: XXXX Bank Address ˖ XXXX Account NO ˖ XXXX SWIFT ˖ XXXX 5.Term of service Start date ˖ 2024.10.16 Termination date:2025.10.15,The service is valid for one year 6.Payment Method 1. :The billing cycle is a natural month, which is settled monthly. The month of opening shall be charged by (actual opening day / days of the month) h (monthly rental fee); from the second month, it shall be charged by natural month; 2. :Customer pays the service fee monthly.(pays Currency:USD). Within the fixed term of this order, Party A shall settle the monthly recurring expenses within 7 working days after receiving the bill and invoice. Because the fee may change with the service adjustment, the actual quantity used and the specific monthly rent fee are subject to the monthly rent bill. 7.Taxs(If Applicable) Company agrees the above amount above is includes tax. 8.Terms and Conditions 8.1:The contract period of this order shall be at least 12 months,counting from the date of signing by both parties.If the customer requests to terminate the service, it shall notify Cloud Data Network Co., Ltd. in writing or by mail at least 30 days in advance before it can be terminated. 9.Authorised Signature XXXX Signature Cloud Data Network Limited Date: 2024.10.15 Date: 2024.10.15 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision or cancellation of this order should be made in written form. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.